UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 10, 2019

NASCENT BIOTECH, INC.
(Exact name of registrant as specified in charter)

Nevada	000-55399	45-0612715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6330 Nancy Ridge Dr. Suite 105, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (612) 961-5656

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On December 9, 2019, Nascent Biotech, Inc. (the “Company”) dismissed Malone Bailey, LLP (“Malone Bailey”), as the Company’s independent registered public accounting firm.

The decision to dismiss Malone Bailey was recommended to and approved by the Company’s Board of Directors.

The reports of Malone Bailey on the Company’s financial statements as of and for the fiscal years ended March 31, 2019 and 2018 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. Malone Bailey report on the Company’s financial statement during the past two years contained a going concern statement raising substantial doubt on the Company ability to continuing as a going concern. Malone Bailey has also raised the concern of material weakness in the controls of the Company.

During the fiscal years ended March 31, 2019 and 2018, and the subsequent interim period through December 10, 2019, there were no (i) “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) with Malone Bailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Malone Bailey’s satisfaction, would have caused Malone Bailey to make reference to the subject matter thereof in its reports for such fiscal years and interim period, or (ii) “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, we furnished Malone Bailey with a copy of this Form 8-K on December 10, 2019, providing Malone Bailey with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K as the same pertains to Malone Bailey and, if not, stating the respect in which it does not agree. A copy of Malone Bailey’s response will be filed by amendment

(b) On December 10, 2019, the Company appointed Fruci & Associates II, PLLC (“Fruci & Associates”), as its independent registered public accounting firm.

During the Company’s most recent fiscal year end and any subsequent interim period preceding the engagement of Fruci & Associates, neither the Company nor anyone acting on our behalf, has consulted with Fruci & Associates regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement between the Company and Fruci & Associates as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1	Letter from Malone Bailey

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASCENT BIOTECH, INC

Dated: December 10, 2019	By:	/s/ Sean Carrick
Name: Sean Carrick
Title: President

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